                                                                   EXHIBIT 10.12

          The Associated Group, Inc., a Delaware corporation ("AGI"), hereby executes this Instrument in order to become a party to the Tax Sharing Agreement dated as of March 9, 1999, as amended by the First Amendment to the Tax Sharing Agreement dated as of May 28, 1999, the Second Amendment to the Tax Sharing Agreement dated as of September 24, 1999, the Third Amendment to the Tax Sharing Agreement dated as of October 20, 1999, the Fourth Amendment to the Tax Sharing Agreement dated as of October 28, 1999, the Fifth Amendment to the Tax Sharing Agreement dated as of December 6, 1999, the Sixth Amendment to the Tax Sharing Agreement dated as of December 10, 1999, and the Seventh Amendment to the Tax Sharing Agreement dated as of December 30, 1999 (as amended, the "Agreement") between and among AT&T Corp., a New York corporation ("AT&T"), Liberty Media Corporation, a Delaware corporation ("Liberty"), for itself and on behalf of each member of the Liberty Group (as defined in the Agreement), Tele-Communications, Inc., a Delaware corporation, Liberty Ventures Group LLC, a Delaware limited liability company, Liberty Media Group LLC, a Delaware limited liability company, TCI Starz, Inc., a Colorado corporation, TCI CT Holdings, Inc., a Delaware corporation, each Covered Entity listed on the signature pages thereof, and each entity which becomes a party to the Agreement pursuant to
Section 23 thereto. Upon the acceptance hereof by the other parties to the Agreement by execution hereof where indicated below, AGI will thereupon be a party to the Agreement as a member of the Liberty Group (as defined in the Agreement).


Dated:  January 14, 2000            THE ASSOCIATED GROUP, INC.



                                    By: /s/ Charles Y. Tanabe
                                        ---------------------
                                    Name:  Charles Y. Tanabe
                                    Title: Senior Vice President


AGREED AND ACCEPTED:

AT&T CORP.                          LIBERTY MEDIA CORPORATION, for
                                    itself and for each member of the
                                    Liberty Group

By: /s/ illegible                   By: /s/ Charles Y. Tanabe
    -------------                       -------------------------------
Name:                               Name: Charles Y. Tanabe
Title:                              Title: Senior Vice President

LIBERTY SP, INC.                       LIBERTY AGI, INC.


By: /s/ Charles Y. Tanabe              By: /s/ Charles Y. Tanabe
    ------------------------               -------------------------------
Name:  Charles Y. Tanabe               Name: Charles Y. Tanabe
Title: Senior Vice President           Title: Senior Vice President


LMC INTERACTIVE, INC.                  TELE-COMMUNICATIONS, INC.


By: /s/ Charles Y. Tanabe              By: /s/ Stephen M. Brett
    ------------------------               -------------------------------
Name:  Charles Y. Tanabe               Name: Stephen M. Brett
Title: Senior Vice President           Title: Sr. Executive Vice President


LIBERTY VENTURES GROUP LLC             LIBERTY MEDIA GROUP LLC


By: /s/ Stephen M. Brett               By: /s/ John C. Malone
    ------------------------               -------------------------------
Name:  Stephen M. Brett                Name: John C. Malone
Title: Vice President                  Title: Chairman


TCI STARZ, INC.                        TCI CT HOLDINGS, INC.


By: /s/ Stephen M. Brett               By: /s/ Charles Y. Tanabe
    ------------------------               -------------------------------
Name:  Stephen M. Brett                Name: Charles Y. Tanabe
Title: Vice President                  Title: Senior Vice President